                                 Exhibit 25

================================================================================


                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                           ______________________


                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)



         New York                                  13-5160382
         (State of incorporation                   (I.R.S. employer
         if not a U.S. national bank)              identification no.)

         48 Wall Street, New York, N.Y.            10286
         (Address of principal executive offices)  (Zip code)

                           ______________________


                        DIAMOND CABLE COMMUNICATIONS PLC
              (Exact name of obligor as specified in its charter)



         England                                   None
         (State or other jurisdiction of           (I.R.S. employer
         incorporation or organization)            identification no.)


         Diamond Plaza
         Daleside Road
         Nottingham, England                       NG2 3GG
         (Address of principal executive offices)  (Zip code)


                           ______________________


              10 3/4% Senior Discount Notes due February 15, 2007
                      (Title of the indenture securities)


================================================================================

1. GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
Name                                        Address


Superintendent of Banks of the State of      2 Rector Street, New York,
New York                                     N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                             N.Y.  10045

Federal Deposit Insurance Corporation        Washington, D.C.  20429

New York Clearing House Association          New York, New York   10005


     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of April, 1997.


                                THE BANK OF NEW YORK



                                By:     /s/ MARY LAGUMINA
                                   --------------------------------------
                                     Name:  MARY LAGUMINA
                                     Title: ASSISTANT VICE PRESIDENT

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                      Dollar Amounts
              ASSETS                                   in Thousands
              Cash and balances due from depos-
               itory institutions:
               Noninterest-bearing balances and
               currency and coin ...................     $4,404,522
               Interest-bearing balances ...........        732,833
              Securities:
               Held-to-maturity securities .........        789,964
               Available-for-sale securities. ......      2,005,509
              Federal funds sold in domestic offices
               of the bank:
               Federal funds sold ...................     3,364,838
              Loans and lease financing
               receivables:
               Loans and leases, net of unearned
                 income ............................     28,728,602
               LESS: Allowance for loan and
                 lease losses ......................        584,525
               LESS: Allocated transfer risk
                 reserve............................            429
                 Loans and leases, net of unearned
                 income, allowance, and reserve          28,143,648
              Assets held in trading accounts ......      1,004,242
              Premises and fixed assets (including
               capitalized leases) .................        605,668
              Other real estate owned ..............         41,238
              Investments in unconsolidated
               subsidiaries and associated
               companies ...........................        205,031
              Customers' liability to this bank on
               acceptances outstanding .............        949,154
              Intangible assets ....................        490,524
              Other assets .........................      1,305,839
                                                       ------------
              Total assets .........................    $44,043,010
                                                       ------------

              LIABILITIES
              Deposits:
               In domestic offices .................    $20,441,318
               Noninterest-bearing .................      8,158,472
               Interest-bearing ....................     12,282,846
               In foreign offices, Edge and
               Agreement subsidiaries, and IBFs ....     11,710,903
               Noninterest-bearing .................         46,182
               Interest-bearing ..................       11,664,721
              Federal funds purchased in
               domestic offices of the
               bank:
               Federal funds purchased .............      1,565,288
              Demand notes issued to the U.S.
               Treasury ............................        293,186
              Trading liabilities ..................        826,856
              Other borrowed money:
               With original maturity of one year
                 or less ...........................      2,103,443
               With original maturity of more than
                 one year ..........................         20,766
              Bank's liability on acceptances exe-
               cuted and outstanding ...............        951,116
              Subordinated notes and debentures ....      1,020,400
              Other liabilities ....................      1,522,884
                                                       ------------
              Total liabilities ....................     40,456,160
                                                       ------------

              EQUITY CAPITAL
              Common stock .........................        942,284
              Surplus ..............................        525,666
              Undivided profits and capital
               reserves ............................      2,129,376
              Net unrealized holding gains
               (losses) on available-for-sale
               securities ..........................        (2,073)
              Cumulative foreign currency transla-
               tion adjustments ....................        (8,403)
                                                       ------------
              Total equity capital .................      3,586,850
                                                       ------------

              Total liabilities and equity
               capital ............................     $44,043,010
                                                       ============

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

      J. Carter Bacot     )
      Thomas A. Renyi     )     Directors
      Alan R. Griffith    )